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                                    SCHRODERS
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                                    SCHRODER
                              EMERGING MARKETS FUND
                             INSTITUTIONAL PORTFOLIO



                                  ANNUAL REPORT
                                OCTOBER 31, 1999


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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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December 22, 1999



Dear Shareholder:


We are pleased to present the annual report for the Schroder Emerging Markets Fund Institutional Portfolio for the fiscal year ending October 31, 1999. During the twelve months ended October 31, 1999, emerging markets as measured by the MSCI EMF Index rose 43.7% compared to the MSCI EAFE Index of developed markets increase of 23.3%. While these returns show the strength of emerging markets in general, they did not come without volatility.

The fiscal year began shortly after the currency crisis in Russia and the imposition of severe currency controls in Malaysia. These dramatic events, and lingering concerns about Brazil's fiscal health, were the most visible signs of the generalized economic troubles which plagued most of the emerging markets to varying degrees at the start of the fiscal year. As you will read in the Fund's annual report, this weak beginning was followed by strong steps toward economic recovery in many emerging markets countries. Although many challenges remain--from social instability to earthquake recovery to more ordinary matters of fiscal policy--the positive developments over the twelve-month period have gotten the current fiscal year off to a more auspicious start than we enjoyed one year ago.

We believe that the Fund is positioned to take advantage of this shift as the outlook for many emerging markets economies and companies continues to be positive. At the heart of Schroders' philosophy in emerging markets investment is the belief that internal fundamental research is critical. Our network of analysts located in thirteen emerging market countries add substantial value in these under-researched markets and provide the foundation for successful investing, given the lack of alternative information sources.

Thank you for your interest in the Schroder Emerging Markets Fund Institutional Portfolio. We welcome your comments and look forward to servicing your investment needs in the years to come.

Sincerely,



Alexandra Poe
President


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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 1999)


PERFORMANCE

The Schroder Emerging Markets Fund Institutional Portfolio's Investor Shares had a total return of 36.27% and Advisor Shares had a total return of 36.05% for the fiscal year ended October 31, 1999, not including the deduction of the purchase and redemption fees of 0.50%. Including the purchase and redemption fees, the Fund's total returns for the year ended October 31, 1999, would have been 34.91% for Investor Shares and 34.70% for Advisor Shares. The MSCI Emerging Markets Free Index returned 43.74% over the same period.

Stock selection contributed positively to performance during the twelve months, particularly due to the Fund's exposure to strong electronic stocks in Korea. However, country selection was relatively weak, largely because of the Fund's underweight position in Greece, which rose dramatically over the period.


MARKET BACKGROUND

Asia was the strongest performing emerging market region over the fiscal year. The rally was initially driven by the reduction in interest rates across the region, which was helped by the strength of the YEN and reductions in developed market interest rates. Ongoing restructuring and economic recovery increasingly supported the markets through the period. South Korea experienced significant growth as its economy benefited from higher export growth and a successful start to the restructuring of various conglomerates.

Latin America also rose strongly during the fiscal year. This rise largely occurred in early 1999 as markets recovered from the devaluation of the Brazilian currency, the REAL, in January. The Mexican market has been one of the strongest in the region. While reduced capital flows and lower commodity prices have led to weaker currencies and recessions in most of Latin America, Mexico, although facing the same challenges, outperformed the rest of the region during the fiscal year. Mexico benefited from the strength in oil prices, its close links to the U.S. and its comparatively sound economic structures.

The emerging markets in central Europe mostly underperformed the MSCI Emerging Markets Free Index during the fiscal year. Hungary and Poland experienced moderate rises only, as their currencies suffered from concerns over deficit levels and corporate earnings were affected by the slowdown in domestic and European growth. Russia was the strongest performing emerging market in the region during the fiscal year. Russia recovered sharply from the devaluation of its currency in August 1998, mainly due to the recovery in the oil prices. However, politics remain unpredictable and the Russian market has recently reacted poorly to President Yeltsin's fifth change of Prime Minister in 18 months and allegations of money laundering.

In the context of other markets, the performance of Israel and South Africa has been mediocre. The expected `peace dividend' has yet to emerge in Israel and the wrangling between the Central Bank and the Government has led to currency weakness and a reversal in the expected direction of interest rates. In South Africa, the recovery in commodity prices and more stable capital flows have stabilized external accounts and the RAND.


PORTFOLIO REVIEW

The Fund started the fiscal year underweighted in Latin America as a tight credit environment inhibited economic growth. After the currency devaluation in Brazil in January, the Fund increased its holdings in anticipation of economic recovery there. In Europe, the Middle East and Africa, we steadily reduced the Fund's exposure as the economic outlook deteriorated and further interest rate cuts looked unlikely. We increased the Fund's exposure to Asia during the period, as a sharp decline in local interest rates and signs of a turnaround in economic growth in the region reinvigorated investors. Within Asia, the Fund remained strongly committed to Korea, where the market rose dramatically as the pace of the restructuring process accelerated. We reduced the Fund's cash position over the fiscal year due to our improved outlook for emerging markets and as risks within the asset class diminished.


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OUTLOOK

Looking ahead, uncertainty about Western interest rates and the Year 2000 are of concern, as are a number of local issues, for example reform in Brazil and social instability in Indonesia. But with more balanced global growth, ongoing economic recovery and restructuring in Asia and the potential for lower interest rates in Latin America, our outlook for emerging markets remains positive.

Against this background, our strategy is cautious. The Fund remains committed to Asia, due to ongoing economic recovery in the region. Within Latin America we continue to have high hopes for Brazil, as we believe there is political will to reform and valuations are attractive. Our view for Eastern Europe is also positive because we expect the region to benefit from the nascent economic recovery in Germany. Elsewhere, the Fund remains broadly neutral, in part, reflecting our optimistic outlook for most emerging markets.



THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.



                                       4


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                                    [CHART]


EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO - INVESTOR
SCHRODER FUNDS
SEC TOTAL RETURNS FIGURES
CURR LOAD
INITIAL INVEST
**AS ADJUSTED TO ELIMINATE ANNUALIZATION OF
SALES LOAD

DATE            FUND        EMF         EMF-xMalaysia
     3/31/95    10,000.00   10,000.00   10,000.00
     4/30/95    10,320.00   10,449.00   10,570.00
                10,930.00   11,004.89   11,007.63
                10,960.00   11,037.90   11,087.79
                11,270.00   11,285.15   11,338.54
                10,940.00   11,018.82   11,150.33
                11,000.00   10,967.03   11,128.83
    10/31/95    10,630.00   10,547.00   10,740.06
                10,420.00   10,359.26   10,507.23
                10,766.67   10,819.21   10,944.33
                11,910.56   11,588.46   11,797.72
                11,619.57   11,404.20   11,488.81
                11,629.60   11,493.15   11,445.11
     4/30/96    12,091.18   11,952.88   11,871.80
                12,281.83   11,899.09   11,908.65
                12,151.38   11,972.86   11,988.73
                11,388.78   11,155.12   11,150.21
                11,599.50   11,440.69   11,366.53
                11,649.67   11,540.22   11,447.70
    10/31/96    11,097.79   11,232.10   11,042.16
                11,268.37   11,420.80   11,175.40
                11,619.96   11,472.19   11,214.10
                12,333.03   12,254.60   12,096.04
                12,815.10   12,779.09   12,611.83
                12,584.11   12,443.00   12,350.96
     4/30/97    12,825.14   12,465.40   12,629.37
                13,327.30   12,821.91   13,006.49
                14,110.67   13,507.88   13,868.29
                14,422.01   13,709.15   14,300.72
                12,885.40   11,965.35   12,799.45
                13,347.39   12,296.79   13,281.95
    10/31/97    11,127.85   10,278.88   11,154.23
                10,826.55    9,903.70   10,908.64
                11,014.04   10,142.38   11,192.05
                10,308.66    9,347.22   10,338.22
                11,044.27   10,323.07   11,167.68
                11,487.65   10,771.09   11,717.62
     4/30/98    11,538.04   10,653.69   11,724.03
                 9,966.04    9,194.13   10,146.46
                 9,038.97    8,229.67    9,157.75
                 9,431.97    8,490.55    9,514.28
                 6,781.75    6,035.93    6,757.90
                 7,053.82    6,418.61    7,225.86
    10/31/98     7,829.74    7,094.49    7,987.12
                 8,212.66    7,684.75    8,598.52
                 8,228.37    7,573.32    8,473.91
                 8,218.25    7,451.39    8,337.19
                 8,167.64    7,523.67    8,418.29
                 9,149.38    8,515.29    9,527.74
     4/30/99    10,171.60    9,568.63   10,706.52
                10,070.39    9,513.13   10,644.23
                11,254.55   10,592.87   11,852.26
                10,983.24   10,304.74   11,530.29
                10,983.24   10,398.52   11,635.20
                10,507.03   10,047.05   11,241.44
    10/31/99    10,668.84   10,260.98   11,480.80


The MSCI EMF Index is an unmanaged, market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America and the Pacific Basin. The Index represents actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. The MSCI EMF ex-Malaysia Index is an additional broad measure of market performance which includes investments in all countries in the MSCI EMF Index, excluding investments in Malaysia, which may be considered a developed market.

*The line shown presents performance information for Investor Shares only. Performance of Advisor Shares of the Fund will be less than the line shown for Investor Shares due to shareholder servicing fees paid by Advisor Shares.


                                       5


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PERFORMANCE INFORMATION  - (a)

                                                                  ONE YEAR ENDED         INCEPTION TO
                                                                 OCTOBER 31, 1999    OCTOBER 31, 1999 (b)
                                                                 ----------------    --------------------
Schroder Emerging Markets Fund Institutional Portfolio
  Investor Shares                                                     34.91%                 1.20%


                                                                  ONE YEAR ENDED         INCEPTION TO
                                                                 OCTOBER 31, 1999    OCTOBER 31, 1999 (c)
                                                                 ----------------    --------------------
Schroder Emerging Markets Fund Institutional Portfolio
  Advisor Shares                                                      34.70%                 1.71%

(a) Reflects the payment of purchase and redemption fees of 0.50% of the amount purchased or redeemed.
(b)  Average annual total return from commencement of Fund operations (March 31,
     1995)
(c)  Average annual total return from inception of Advisor Shares (November 21,
     1996)


"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                                       6


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                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1999

              COUNTRY WEIGHTINGS                                         TOP TEN HOLDINGS

COUNTRY                     % OF NET ASSETS          SECURITY                   % OF NET ASSETS
--------------------------------------------         ------------------------------------------
Korea                             12.7%              Samsung Electronic                4.1%
Taiwan                            12.0               Telefonos de Mexico SA            3.8
Mexico                            11.5               Taiwan Semiconductor              3.2
Brazil                             9.2               Alpha Credit Bank                 1.6
India                              8.7               Hindustan Lever                   1.6
South Africa                       8.6               Korea Electric Power              1.6
Greece                             4.9               Hellenic Telecom                  1.5
Turkey                             3.4               Petroleo Brasileiro SA            1.3
Israel                             3.4               Shinhan Bank                      1.1
Thailand                           3.3               Hon Hai Precision                 1.1
Chile                              2.6                                               -----
Indonesia                          1.7                                                20.9%
Hungary                            1.7                                               -----
Argentina                          1.6                                               -----
Russia                             1.6
Hong Kong                          1.6
Philippines                        1.5
Poland                             1.4
Czech Republic                     1.2
Peru                               0.9
United States                      0.8
Egypt                              0.5
Zimbabwe                           0.5
Malaysia                           0.5
China                              0.5
Sweden                             0.5
United Kingdom                     0.3
Mauritius                          0.3
Botswana                           0.3
Croatia                            0.2
Cash Equivalents
   and Other Net Assets            2.1
                                ------
                                 100.0%
                                ------
                                ------


                                       7


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SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

    SHARES                                                               VALUE
    ------                                                               -----
            COMMON STOCKS - 92.8%
            ARGENTINA - 1.7%
    28,800  Banco De Galicia Y Buenos
            Aires SA de CV                                        $    608,400
    45,000  Gas Natural Ban SA                                          83,741
   163,514  Perez Companc SA                                           984,835
    38,200  Quilmes Industrial SA (Quinsa)
            ADR                                                        398,713
    71,500  Siderar S.A.I.C.                                           268,971
    75,200  Telecom Argentina Stet -
            France Telecom SA                                          413,802
    53,100  Telefonica de Argentina SA
            ADR                                                      1,360,687
                                                                  ------------
                                                                     4,119,149
                                                                  ------------

            BOTSWANA - 0.3%
   699,000  Sechaba Brewery Limited                                    712,246
                                                                  ------------

            BRAZIL - 6.0%
    43,500  Aracruz Celulose S A                                       891,750
   175,300  Centrais Eletricas Brasileiras SA                        1,567,077
    34,300  Companhia Brasileira de
            Distribuicao Grupo Pao
            de Acucar                                                  750,312
    43,800  Companhia Energetica de
            Minas Gerais ADR                                           626,020
   136,500  Companhia Paranaense
            de Energia-Copel ADR                                       904,313
   111,700  Companhia Vale Do Rio Doce                               2,178,452
    80,400  Embratel Participacoes SA                                1,035,150
   195,000  Petroleo Brasileiro SA ADR                               3,116,743
    32,800  Tele Celular Sul Participacoes SA                          574,000
    95,700  Tele Norte Leste Participacoes
            SA (Telemar) ADR                                         1,614,937
    11,800  Telecomunicacoes Brasileiras SA -
            Telebras Sponsored Level II ADR                                553
 7,700,000  Telecomunicacoes Brasileiras
            Telebras Stock NPV                                         399,982
    33,600  Ultrapar Participacoes SA (1)                              373,800
    36,800  Uniao de Bancos Brasileiros
            SA (Unibanco) GDS                                          851,000
                                                                  ------------
                                                                    14,884,089
                                                                  ------------

            CHILE - 2.5%
    34,900  Banco Santander Chile                                      571,488
    17,000  Banco Santiago ADR                                         340,000
    32,300  Chilectra SA                                               574,378
    79,825  CIA de Telecomunicaciones
            de Chile SA ADR                                          1,332,080
    27,700  Compania Cervecerias
            Unidas SA (CCU)                                            604,206
    35,900  Distribucion Y Servicio D&S SA                             585,619
    27,200  Embotelladora Andina SA
            ADR                                                        350,200
    44,400  Empresa Nacional De
            Electricidad SA (Endesa)                                   566,100
    15,255  Enersis SA ADR                                             343,237
    48,500  Quinenco SA                                                451,656
    17,200  Sociedad Quimica Y
            Minera De Chile SA                                         499,875
                                                                  ------------
                                                                     6,218,839
                                                                  ------------


    SHARES                                                               VALUE
    ------                                                               -----
            CHINA - 0.5%
 2,406,000  Beijing Datang Power
            Generation Company
            Limited                                               $    501,668
    44,400  Huaneng Power International,
            Incorporated ADR                                           538,350
 1,328,000  Zhejiang Expressway
            Company Limited                                            203,400
                                                                  ------------
                                                                     1,243,418
                                                                  ------------

            CROATIA - 0.2%
    51,450  Pliva D.D.                                                 553,088
                                                                  ------------

            CZECH REPUBLIC - 1.1%
     6,640  Ceske Radiomunikace (1)                                    213,310
    99,480  Ceska Sporitelna AS GDR (1)                                557,088
   136,360  Ceske Energeticke Zavody
            AS (CEZ) (1)                                               352,865
    11,666  Komercni Banka AS                                          294,621
         2  Komercni Banka AS GDR (1)                                       17
    92,316  SPT Telecom AS (1)                                       1,392,223
                                                                  ------------
                                                                     2,810,124
                                                                  ------------

            EGYPT - 0.5%
     3,000  Commercial International Bank                               36,750
    23,060  EFG - Hermes Holding S.A.E.                                279,026
    25,370  Egyptian Company for
            Mobile Services (MobilNil) (1)                             654,441
    21,020  Oriental Weavers Company                                   367,696
                                                                  ------------
                                                                     1,337,913
                                                                  ------------

            GREECE - 4.9%
    57,593  Alpha Credit Bank                                        4,404,467
    36,810  Hellenic Bottling Company SA                               830,446
   179,140  Hellenic Telecommunications
            Organization SA (OTE)                                    3,796,004
    28,370  National Bank Of Greece SA                               2,034,015
    32,510  Panafon Hellenic Telecom SA                                429,910
    32,120  STET Hellas
            Telecommunications SA (1)                                  690,580
                                                                  ------------
                                                                    12,185,422
                                                                  ------------

            HONG KONG - 1.6%
   372,000  Beijing Enterprises Holdings
            Limited                                                    605,675
   758,000  China Merchants Holdings
            International Company Limited                              599,999
   304,000  China Resources Enterprises
            Limited                                                    389,316
   333,000  China Telecom (Hong Kong)
            Limited (1)                                              1,137,928
   884,000  Cosco Pacific Limited                                      659,912
   477,000  New World China Land
            Limited (1)                                                221,018
   303,000  New World Infrastructure
            Limited (1)                                                350,987
                                                                  ------------
                                                                     3,964,835
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                                       8


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SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

    SHARES                                                               VALUE
    ------                                                               -----
            COMMON STOCKS (CONTINUED)
            HUNGARY - 1.7%
    65,478  Matav Rt. ADR                                         $  1,886,585
    45,190  MOL Magyar Olaj - Es
            Gazipari Rt.                                               899,281
     4,230  OTP Bank Limited (1)                                       173,345
    27,570  OTP Bank Rt. GDR                                         1,241,339
                                                                  ------------
                                                                     4,200,550
                                                                  ------------

            INDIA - 8.7%
    65,150  ACC Limited (1)                                            302,702
   260,600  Associated Cement
            Companies Limited                                        1,210,807
    90,000  Bajaj Auto Limited                                         913,689
   310,500  Bharat Heavy Electricals
            Limited (BHEL)                                           1,917,814
   192,000  Bharat Petroleum
            Corporation Limited                                      1,283,244
       200  BSES Limited                                                   743
   119,000  Castrol (India) Limited                                    935,215
    47,500  Dr. Reddy's Laboratories Limited                         1,165,878
     2,000  Great Eastern Shipping Company                                 977
    75,000  Hindustan Lever Limited                                  4,018,348
    34,700  Hindustan Petroleum
            Corporation Limited                                        128,755
    17,350  Hindustan Petroleum
            Corporation Limited (1)                                     64,378
     1,700  Indian Hotels Company
            Limited                                                     14,434
    76,992  ITC Limited                                              1,250,077
   443,000  Mahanagar Telephone Nigam
            Limited                                                  1,749,946
     2,000  Mahindra & Mahindra Limited                                 16,386
    44,100  NIIT Limited                                             2,200,933
   475,500  Reliance Industries Limited                              2,574,208
   250,000  State Bank Of India                                      1,420,257
    16,800  Videsh Sanchar Nigam Limited                               522,701
                                                                  ------------
                                                                    21,691,492
                                                                  ------------

            INDONESIA - 1.7%
   320,000  H M Sampoerna  (1)                                         745,493
20,627,000  PT Bank International Indonesia                            453,340
   263,000  PT Gudang Garam Tbk                                        678,212
   723,000  PT Indofood Sukses Makmur (1)                              858,065
 2,956,820  PT Telekomunikasi Indonesia                              1,408,007
                                                                  ------------
                                                                     4,143,117
                                                                  ------------

            ISRAEL - 3.4%
   963,590  Bank Hapoalim Limited                                    2,290,904
   978,560  Bank Leumi Le-Israel                                     1,725,292
   150,310  Bezeq Israel Telecommunication
            Corporation Limited (1)                                    612,461
    62,760  Blue Square - Israel Limited                               819,802
    34,980  ECI Telecom Limited                                      1,018,793
    32,000  Partner Communications
            Company Limited (1)                                        504,000
    30,220  Teva Pharmaceutical
            Industries Limited                                       1,461,892
                                                                  ------------
                                                                     8,433,144
                                                                  ------------


    SHARES                                                               VALUE
    ------                                                               -----
            KOREA - 12.7%
    55,307  Daewoo Securities Company                             $    707,764
   333,000  Hanvit Bank                                              1,235,390
   130,000  Hanwha Chemical Corporation                              1,175,906
   108,680  Hyundai Electronics
            Industries Company (1)                                   1,807,558
    63,340  Hyundai Merchant Marine                                    570,298
   175,085  Kookmin Bank                                             2,729,545
   136,070  Korea Electric Power
            Corporation                                              3,981,706
    34,600  Korea Electric Power
            Corporation ADR                                            544,950
   483,565  Korea Exchange Bank (1)                                  2,257,577
    29,500  Korea Telecom
            Corporation ADR (1)                                      1,039,875
       950  Korea Telecom Corporation                                   63,914
    17,000  Pohang Iron & Steel
            Company Limited                                          2,086,769
    61,544  Samsung Electronics                                     10,261,608
   267,900  Shinhan Bank                                             2,836,456
    23,360  SK Telecom Company
            Limited ADR                                                305,140
                                                                  ------------
                                                                    31,604,456
                                                                  ------------

            MALAYSIA - 0.5%
    86,000  Resorts World Berhad                                       246,685
   186,000  Tanjong PLC                                                391,580
   244,000  Tenaga Nasional Berhad                                     561,844
                                                                  ------------
                                                                     1,200,109
                                                                  ------------

            MAURITIUS - 0.3%
 1,230,000  State Bank Mauritius Limited                               749,435
                                                                  ------------

            MEXICO - 11.6%
   332,400  Alfa SA                                                  1,273,349
    98,012  Cemex SA de CV ADR (1)                                   2,205,270
 1,585,700  Cifra SA de CV (1)                                       2,419,906
   648,900  Consorico Ara SA (1)                                       728,895
   436,000  Controladora Comercial
            Mexicana SA de CV                                          360,296
   450,000  Embotelladoras Argos SA                                    419,516
   578,400  Fomento Economico
            Mexico SA de CV                                          1,873,454
   550,326  Grupo Bimbo SA de CV                                     1,007,810
   376,000  Grupo Continential SA                                      421,572
   762,400  Grupo Financiero Banamex
            Accival SA de CV (Banacci) (1)                           1,903,523
   259,100  Grupo Industrial Saltillo SA
            de CV                                                      673,807
   120,000  Grupo Mexico SA                                            433,532
   524,500  Grupo Modelo SA de CV                                    1,279,598
   135,000  Grupo Sanborns SA (1)                                      196,210
    51,700  Grupo Televisa SA ADR (1)                                2,197,250
    79,000  Hylsamex SA (1)                                            209,135
   433,900  Kimberly - Clark de Mexico
            SA de CV                                                 1,387,396
   111,100  Telefonos de Mexico SA ADR                               9,499,050
    18,000  Tubos de Acero de Mexico
            SA (TAMSA)                                                 196,875
                                                                  ------------
                                                                    28,686,444
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

    SHARES                                                               VALUE
    ------                                                               -----
            COMMON STOCKS (CONTINUED)
            PERU - 0.9%
   971,518  Banco Continental                                     $    550,191
    32,800  Compania de Minas
            Buenaventura SA                                            557,600
    98,700  Telefonica De Peru S.A.A.                                1,141,219
                                                                  ------------
                                                                     2,249,010
                                                                  ------------

            PHILIPPINES - 1.5%
 2,357,900  Ayala Corporation                                          587,272
 1,269,011  Ayala Land, Incorporated                                   323,969
   361,280  Manila Electric Company                                    989,807
   118,800  Metropolitan Bank &
            Trust Company                                              887,670
    39,040  Philippine Long Distance
            Telephone Company                                          811,915
    86,000  San Miguel Corporation                                     124,234
   593,000  SM Prime Holdings                                          104,864
                                                                  ------------
                                                                     3,829,731
                                                                  ------------

            POLAND - 1.4%
    13,000  Bank Handlowy W
            Warszawie                                                  183,950
    24,706  BRE Bank SA                                                673,268
   115,100  Elektrim Spolka Akcyjna SA                                 995,533
    51,000  KGHM Polska Miedz SA GDR                                   629,850
   178,250  Telekomunikacja Polska SA
            GDR                                                        900,162
                                                                  ------------
                                                                     3,382,763
                                                                  ------------

            RUSSIA - 1.6%
    54,195  LUKoil Holding ADR                                       1,716,898
    20,000  OAO Gazprom                                                151,500
    52,680  RAO Unified Energy Systems                                 305,017
   221,500  Surgutneftegaz                                           1,772,000
                                                                  ------------
                                                                     3,945,415
                                                                  ------------

            SOUTH AFRICA - 8.6%
   289,717  ABSA Group Limited                                       1,181,019
    36,600  Anglo American Platinum
            Corporation Limited                                      1,054,216
   265,321  Barlow Limited                                           1,293,134
    55,500  De Beers                                                 1,515,515
   244,300  Dimension Data Holdings
            Limited                                                  1,184,718
    97,900  Fedsure Holdings Limited                                   655,583
 1,799,150  FirstRand Limited                                        2,078,743
   343,076  LA Retail Stores Limited                                   343,353
    93,456  Liberty Life Association
            of Africa Limited                                          866,876
   904,000  Malbak Limited                                             654,642
 1,468,803  Metro Cash and Carry Limited                             1,219,014
   260,000  Nampak Limited                                             698,124
   710,400  Profurn Limited                                            618,489
   160,800  Rembrandt Group Limited                                  1,202,394
 1,072,781  Sanlam Limited                                           1,230,766
   184,300  Sappi Limited                                            1,526,575
   283,300  Sasol Limited                                            1,936,293
   137,474  South African Breweries                                  1,203,588
   245,850  Standard Bank Investment
            Corporation Limited                                        840,165
                                                                  ------------
                                                                    21,303,207
                                                                  ------------


    SHARES                                                               VALUE
    ------                                                               -----
            TAIWAN - 12.0%
 1,315,600  Acer, Incorporated                                    $  2,507,679
   271,215  Advanced Semiconductor
            Engineering, Incorporated                                  833,127
   239,908  Asustek Computer, Incorporated                           2,516,992
   567,000  Cathay Life Insurance
            Company Limited                                          1,464,838
 1,596,750  China Steel Corporation                                  1,227,494
 1,732,980  Far Eastern Textile Limited                              2,369,606
 1,400,000  First Commercial Bank                                    1,795,210
   903,250  Formosa Plastics Corporation                             1,807,068
   404,400  Hon Hai Precision Industry
            Company Limited                                          2,764,800
 1,039,000  Hua Nan Commercial Bank                                  1,473,061
 1,157,038  Nan Ya Plastic Corporation                               2,023,175
   607,920  Siliconware Precision
            Industries Company                                       1,091,727
 1,803,999  Taiwan Semiconductor
            Manufacturing Company                                    8,013,979
                                                                  ------------
                                                                    29,888,756
                                                                  ------------

            THAILAND - 2.7%
    83,000  Advanced Info Service
            Public Company
            Limited (1)                                                967,616
   201,000  Bangkok Bank Public
            Company Limited (1)                                        468,652
   682,000  Electricity Generating
            Public Company Limited                                     901,087
   155,000  PTT Exploration and Production
            Public Company Limited (1)                               1,132,382
    47,200  Siam Cement Public
            Company Limited (1)                                      1,222,797
   732,000  TelecomAsia Corporation
            Public Company Limited (1)                                 564,171
   654,000  Thai Farmers Bank Public
            Company Limited (1)                                        923,393
   226,000  Total Access Communication
            Public Company Limited                                     546,920
                                                                  ------------
                                                                     6,727,018
                                                                  ------------

           TURKEY - 3.4%
150,893,459 Akbank T.A.S.                                            2,353,934
 21,900,000 Akcansa Cimento SA                                         296,088
  1,343,000 Ege Biracilik Ve Malt Sanayii AS                            45,393
  5,337,990 Erciyas Biracilik ve Malt
            Sanayii AS                                                 111,030
 26,300,000 Eregli Demir ve Celik
            Fabrikalari T.A.S (Erdemir)                                656,447
 33,980,070 Haci Omer Sabanci holding AS                             1,007,168
  6,056,000 Koc Holding AS                                             610,928
  3,015,660 Migros Turk T.A.S.                                       1,301,557
  2,467,420 Vestel Electronik Sanayi
            ve Ticaret AS (1)                                          302,801
127,777,363 Yapi ve Kredi Bankasi AS                                 1,860,435
                                                                  ------------
                                                                     8,545,781
                                                                  ------------

            UNITED KINGDOM - 0.3%
    14,295  Anglo American PLC                                         760,689
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1999

    SHARES                                                               VALUE
    ------                                                               -----
            COMMON STOCKS (CONTINUED)
            ZIMBABWE - 0.5%
 8,976,000  Econet Wireless Holdings (1)                          $  1,290,665
                                                                  ------------

            TOTAL COMMON STOCKS
            (Cost $207,966,431)                                    230,660,905
                                                                  ------------

            WARRANTS - 1.6%
            SWEDEN - 0.5%
    20,000  UBS AG (1)                                               1,356,200
                                                                  ------------

            THAILAND - 0.3%
   552,000  Bangkok Bank Public
            Company Limited (1)                                        529,611
   343,000  Siam Commercial Bank (1)
            Public Company Limited (1)                                 119,961
                                                                  ------------
                                                                       649,572
                                                                  ------------

            UNITED STATES - 0.8%
     5,000  Merrill L Low (1)                                          606,000
     1,105  Merrill Lynch and
            Company, Incorporated (1)                                1,288,646
                                                                  ------------
                                                                     1,894,646
                                                                  ------------

            TOTAL WARRANTS
             (Cost $2,681,112)                                       3,900,418
                                                                  ------------


            PREFERRED STOCK - 3.5%
            BRAZIL - 3.2%
131,000,000 Banco Bradesco SA                                          640,894
  8,650,000 Banco Itau SA                                              496,302
  2,544,000 Companhia Cervejaria Brahma                              1,622,550
  4,300,000 Companhia Cimento
            Portland Itau                                              424,044
  8,175,360 Eletropaulo Metropolitana -
            Electricidad de Sao Paulo SA (1)                           372,742


    SHARES                                                               VALUE
    ------                                                               -----
            BRAZIL - (CONTINUED)
 35,400,000 Gerdau SA                                             $    640,161
     17,353 Itausa - Investimentos Itau SA                              10,490
156,370,000 Tele Centro Sul Participacoes SA                         1,867,270
 15,120,062 Telecomunicacoes de Sao
            Paulo SA                                                 1,421,350
  9,100,000 Telesp Celular SA                                          475,503
     20,000 Usinas Siderurgicas de Minas
            Gerais SA (Usiminas)                                        72,744
                                                                  ------------
                                                                     8,044,050
                                                                  ------------

            THAILAND - 0.3%
   614,000  Siam Commercial Bank
            Public Company
            Limited (1)                                                695,919
                                                                  ------------

            TOTAL PREFERRED STOCK
            (Cost $9,382,516)                                        8,739,969
                                                                  ------------


PRINCIPAL
 AMOUNT
 ------
            REPURCHASE AGREEMENT - 1.0%
$2,500,000  State Street Bank and
            Trust Company,
            4.25%, 11/01/1999                                        2,500,000
             (Cost $2,500,000) (2)                                ------------

            TOTAL INVESTMENTS
            (Cost $222,530,059) - 98.9%                            245,801,292
                                                                  ------------

            OTHER ASSETS LESS
            LIABILITIES  - 1.1%                                      2,694,674
                                                                  ------------

            TOTAL NET
            ASSETS - 100%                                         $248,495,966
                                                                  ------------
                                                                  ------------

(1)   Denotes non-income producing security.
(2) The repurchase agreement, dated 10/29/99, with a repurchase price of $2,500,885, is collateralized by a $2,530,000 United States Treasury Bond, 6.625%, due 2/105/27, valued at $2,552,138.

ADR - American Depositary Receipts
GDR - Global Depository Receipts


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

       ASSETS
       Investments in securities, at value - Note 2.....       $   245,801,292
       Cash.............................................                24,843
       Foreign currency, at value.......................             3,578,807
       Dividends receivable.............................               960,790
       Interest receivable..............................                   926
       Receivable for securities sold...................             1,858,771
       Receivable for Fund shares sold..................                    74
       Deferred organizational costs....................                 5,006
       Prepaid expenses.................................                   205
       Due from Investment Adviser - Note 3.............                64,724
                                                               ---------------
          TOTAL ASSETS..................................           252,295,438
                                                               ---------------
       LIABILITIES
       Payable for securities purchased.................             3,120,045
       Payable for forward foreign currency purchased...                62,854
       Advisory fee payable - Note 3....................               207,547
       Administration fee payable - Note 3..............                62,614
       Shareholder servicing fee payable - Note 4.......                34,567
       Accrued expenses and other liabilities...........               311,845
                                                               ---------------
           TOTAL LIABILITIES............................             3,799,472
                                                               ---------------
           NET ASSETS...................................       $   248,495,966
                                                               ---------------
                                                               ---------------

       NET ASSETS
       Capital paid-in..................................       $   277,287,630
       Undistributed net investment income..............             2,216,973
       Accumulated net realized loss on investments
         and foreign currency transactions..............           (54,132,132)
       Net unrealized appreciation of investments,
          foreign currency transactions and other assets            23,123,495
                                                               ---------------
           NET ASSETS...................................       $   248,495,966
                                                               ---------------
                                                               ---------------

       Investor Shares:
         Net Assets.....................................       $   212,858,580
         Net asset value, offering and redemption
           price per share - Note 5.....................       $         10.53
       Total shares outstanding at end of period........            20,208,754

       Advisor Shares:
         Net Assets.....................................       $    35,637,386
         Net asset value, offering and redemption
           price per share - Note 5.....................       $         10.58
       Total shares outstanding at end of period........             3,367,425

       Cost of securities...............................       $   222,530,059
       Cost of foreign currency.........................       $     3,602,595

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
OCTOBER 31, 1999

       INVESTMENT INCOME - (NOTE 1)
       Dividend income..................................       $     3,772,920
       Interest income..................................               417,547
       Foreign taxes....................................              (164,789)
       Allocated expenses...............................              (991,697)
                                                               ---------------
           TOTAL INVESTMENT INCOME......................             3,033,981
                                                               ---------------
       EXPENSES
       Investment advisory fees - Note 3................               922,517
       Shareholder servicing fees - Note 4..............                70,375
       Administrative fees - Note 3.....................               140,942
       Subadministration Fees - Note 3..................               136,009
       Custodian fees...................................                17,710
       Audit fees.......................................                47,661
       Legal fees.......................................                93,226
       Trustees fees....................................                30,513
       Transfer agent fees..............................                54,132
       Amortization of organizational expenses..........                 8,474
       Registration fees................................                17,778
       Other............................................                51,074
                                                               ---------------
           TOTAL EXPENSES...............................             1,590,411
       Expenses borne by Investment Adviser - Note 3....              (108,146)
       Expenses waived - Note 3.........................               (14,163)
                                                               ---------------
           NET EXPENSES.................................             1,468,102
                                                               ---------------
           NET INVESTMENT INCOME........................             1,565,879
                                                               ---------------

       REALIZED AND UNREALIZED
       GAIN (LOSS) ON INVESTMENTS AND
       FOREIGN CURRENCY TRANSACTIONS:
       Net realized loss on investments sold............            (2,921,537)
       Net realized gain on foreign currency transactions              317,790
           Net realized (loss) on investments and foreign
              currency transactions.....................            (2,603,747)
                                                               ---------------
       Change in net unrealized appreciation on
         investments....................................            51,367,385
       Change in net unrealized depreciation on
         foreign currency transactions and other assets.              (123,949)
                                                               ---------------
       Net change in unrealized appreciation (depreciation)
       on investments and foreign currency transactions.            51,243,436
                                                               ---------------
           NET REALIZED AND UNREALIZED GAIN
              ON INVESTMENTS AND FOREIGN
              CURRENCY TRANSACTIONS.....................            48,639,689
                                                               ---------------
       NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS........................       $    50,205,568
                                                               ---------------
                                                               ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       FOR THE YEAR ENDED
                                                                 10/31/99             10/31/98
                                                            -------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
     Net investment income...........................       $   1,565,879         $     1,891,229
     Net realized loss on investments
         and foreign currency transactions...........          (2,603,747)            (33,857,609)
     Change in net unrealized appreciation
         (depreciation) of investments, foreign currency
          transactions and other assets..............          51,243,436             (30,037,143)
                                                            -------------         ---------------
     Net increase (decrease) in net assets
       resulting from operations.....................          50,205,568             (62,003,523)
                                                            -------------         ---------------
   Distributions to shareholders from:
     Net investment income - Investor Shares.........            (754,552)               (596,860)
     Net investment income - Advisor Shares..........             (39,323)                (26,384)
                                                            -------------         ---------------
       Total distributions to shareholders...........            (793,875)               (623,244)
                                                            -------------         ---------------
   Capital share transactions: (Notes 5 and 8)
     Sale of shares - Investor Shares................          84,184,243              32,111,369
     Sale of shares - Advisor Shares.................          10,097,717               6,379,884
     Reinvestment of distributions - Investor Shares.             310,385                 355,423
     Reinvestment of distributions - Advisor Shares..              39,323                  26,384
     Redemption of shares - Investor Shares..........         (24,794,413)            (46,569,811)
     Redemption of shares - Advisor Shares...........          (2,688,049)             (2,457,177)
                                                            --------------        ---------------
     Net increase (decrease) from
       capital share transactions....................          67,149,206             (10,153,928)
                                                            -------------         ---------------
     TOTAL INCREASE (DECREASE).......................         116,560,899             (72,780,695)
   Net Assets
     Beginning of period.............................         131,935,067             204,715,762
                                                            -------------         ---------------
     End of period...................................       $ 248,495,966         $   131,935,067
                                                            -------------         ---------------
                                                            -------------         ---------------

   Undistributed net investment income...............       $   2,216,973         $       898,098


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO - INVESTOR SHARES
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS - INVESTOR SHARES

Selected per share data and ratios for an Investor Share outstanding throughout each period:

                                                                                                        PERIOD ENDED
                                                                    YEAR ENDED OCTOBER 31,               OCTOBER 31,
                                                     -----------------------------------------------     -----------
                                                        1999         1998         1997         1996       1995 (a)
                                                        ----         ----         ----         ----       --------
NET ASSET VALUE AT BEGINNING OF PERIOD......         $   7.77     $  11.08      $ 11.06      $ 10.63      $ 10.00
                                                     --------     --------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS: (b)
     Net Investment Income..................             0.06         0.12         0.06         0.02         0.02
     Net Realized and Unrealized Gain (Loss)
       on Investments and Foreign Currency..             2.75        (3.39)       (0.03)        0.43         0.61
                                                     --------     --------      -------      -------      -------
     TOTAL FROM INVESTMENT OPERATIONS.......             2.81        (3.27)        0.03         0.45         0.63
                                                     --------     --------      -------      -------      -------
LESS DISTRIBUTIONS:
     From Net Investment Income.............            (0.05)       (0.04)       (0.01)       (0.02)        0.00
                                                     --------     --------      -------      -------      -------
     Total Distributions....................            (0.05)       (0.04)       (0.01)       (0.02)        0.00
                                                     --------     --------      -------      -------      -------
NET ASSET VALUE AT END OF PERIOD............         $  10.53     $   7.77      $ 11.08      $ 11.06      $ 10.63
                                                     --------     --------      -------      -------      -------
                                                     --------     --------      -------      -------      -------

TOTAL RETURN (c) ...........................          36.27%        (29.64)%       0.27%        4.22%        6.30%
RATIOS & SUPPLEMENTARY DATA
     Net Assets at End of Period (000's)....         $212,859     $111,463      $179,436     $167,570     $18,423
     Ratios to Average Net Assets: (b)
          Expenses including reimbursement/
             waiver of fees ................             1.27%        1.36%        1.41%        1.60%        1.58% (d)
          Expenses excluding reimbursement/
             waiver of fees ................             1.33%        1.64%        1.62%        1.71%        2.45% (d)
          Net investment income including
             reimbursement/waiver of fees ..             0.85%        1.11%        0.51%        0.36%        0.46% (d)
     Portfolio Turnover Rate (e) ...........               77%          67%          43%         103%          44%


(a)  For the period March 31, 1995 (Commencement of Operations) through
     October 31, 1995. The Fund converted to a master/feeder structure on November 1, 1995.
(b) From November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). Commencing June 1, 1999, income, expenses and gains/losses were directly accrued to the Fund.
(c) Total return calculations do not reflect the payment of purchase or redemption fees of 0.50%, respectively. Total returns would have been lower had certain Fund expenses not been limited during the periods shown. (See
     Note 3). Total return calculations for a period of less than one year are not annualized.
(d)  Annualized.
(e) The portfolio turnover rates for the years after October 31, 1995 through October 31, 1998 represent the turnover of the underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). For the year ending October 31, 1999, the rate represents a combination of the portfolio turnover rate of the Portfolio for the period from November 1, 1998 through May 31, 1999, during which time the Fund invested in the Portfolio, and the portfolio turnover rate of the Fund for the period
     June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO - ADVISOR SHARES
--------------------------------------------------------------------------------



FINANCIAL HIGHLIGHTS - ADVISOR SHARES

Selected per share data and ratios for an Advisor Share outstanding throughout each period:

                                                     YEAR ENDED OCTOBER 31,   PERIOD ENDED
                                                     ----------------------    OCTOBER 31,
                                                        1999         1998       1997 (a)
                                                        ----         ----       --------
NET ASSET VALUE AT BEGINNING OF PERIOD......         $   7.79     $  11.11      $ 11.28
                                                     --------     --------      -------
INCOME FROM INVESTMENT OPERATIONS: (b)
     Net Investment Income..................             0.05         0.08         0.03
     Net Realized and Unrealized Gain (Loss)
       on Investments and Foreign Currency..             2.75        (3.39)       (0.19)
                                                     --------     --------      -------
     TOTAL FROM INVESTMENT OPERATIONS.......             2.80        (3.31)       (0.16)
                                                     --------     --------      -------
LESS DISTRIBUTIONS:
     From Net Investment Income.............            (0.01)       (0.01)       (0.01)
                                                     --------     --------      -------
     Total Distributions....................            (0.01)       (0.01)       (0.01)
                                                     --------     --------      -------
NET ASSET VALUE AT END OF PERIOD............         $  10.58     $   7.79      $ 11.11
                                                     --------     --------      -------
                                                     --------     --------      -------

TOTAL RETURN (c) ...........................           36.05%       (29.81)%      (1.42)%
RATIOS & SUPPLEMENTARY DATA
     Net Assets at End of Period (000's)....         $  35,637    $  20,472     $ 25,280
     Ratios to Average Net Assets: (b)
          Expenses including reimbursement/
             waiver of fees ................             1.52%        1.61%        1.66% (d)
          Expenses excluding reimbursement/
             waiver of fees ................             1.60%        1.97%        2.03% (d)
          Net investment income including
             reimbursement/waiver of fees ..             0.70%        0.82%        0.27% (d)
     Portfolio Turnover Rate (e)............              77%           67%          43% (f)


(a)  Advisor Shares were first issued on November 21, 1996.
(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). Commencing
     June 1, 1999, income, expenses and gains/losses were directly accrued to the Fund.
(c) Total return calculations do not reflect the payment of purchase or redemption fees of 0.50%, respectively. Total returns would have been lower had certain Fund expenses not been limited during the periods shown. (See
     Note 3). Total return calculations for a period of less than one year are not annualized.
(d)  Annualized.
(e) The portfolio turnover rates for the periods through October 31, 1998 represent the turnover of the underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). For the year ending October 31, 1999, the rate represents a combination of the portfolio turnover of the Portfolio for the period from November 1, 1998 through May 31, 1999, during which time the Fund invested in the Portfolio and the portfolio turnover rate of the Fund for the period June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(f) Represents the Portfolio's portfolio turnover rate for the entire fiscal year ended October 31, 1997.


    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999

NOTE  1 - ORGANIZATION

Schroder Capital Funds (Delaware) (the "Trust"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. The Trust has an unlimited number of authorized shares which are divided into eight investment portfolios. Included in this report is the Schroder Emerging Markets Fund Institutional Portfolio (the "Fund"), which is a non-diversified portfolio that commenced operations on March 31, 1995. The Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of October 31, 1999, the Fund had both Investor Shares and Advisor Shares outstanding.

Through May 31, 1999, the Fund sought to achieve its investment objective by investing all its investable assets in Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a separate non-diversified portfolio of Schroder Capital Funds ("Schroder Core") that had the same investment objective and substantially similar investment policies as the Fund. The Fund accounted for its investment in the Portfolio as a partnership investment and recorded daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. Since June 1, 1999, the Fund has sought its objective by investing directly in a portfolio of securities considered by Schroder Investment Management North America Inc. ("SIMNA"); the Fund's investment adviser, to be consistent with the Fund's investment objective and policies, and has ceased to invest in its respective Schroder Core portfolio.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust which are in conformity with generally accepted accounting principles:

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sales price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price"), or if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less, are valued at amortized cost, which approximates market value unless the investment adviser believes another valuation is more appropriate. Prices used for valuation generally are provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board of Trustees.

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is the Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date except that certain foreign dividends are recorded as the Fund is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Dividend and interest income on the statement of operations include the allocable portion of the Schroder Core portfolio for the period when the Fund invested in the Portfolio.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributable to a specific Fund and/or class of shares. Expenses not directly attributable to a specific Fund and/or class of shares are allocated among the Funds and/or classes of shares in such a manner as deemed equitable by SIMNA or the Trustees.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and common expenses and net realized capital gains are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999

Investment income, common expenses of the Fund and gains/losses on investments are allocated to both classes of the Fund based on the respective daily net assets of each class. Shareholder servicing fees related to Advisor Shares are charged directly to that class. Neither class has preferential dividend rights. Income dividends, if any, paid by the Fund on its two classes of shares will normally differ in amounts due to the differing expenses borne by each class.

DEFERRED ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization are amortized on a straight-line basis over a five-year period, although Funds organized in the future will treat such costs as current expenses.

FEDERAL INCOME TAXES: It is the policy of the Trust for the Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including capital gains, for the fiscal year. In addition, as a result of distributing substantially all of its net investment income during each calendar year, capital gains and certain other amounts, if any, the Fund will not be subject to a federal excise tax.

As of October 31, 1999, the Fund had the following net tax basis capital loss carryforwards for federal income tax purposes, that may be applied against taxable gains until their expiration date as follows:

                                                               Expiration Dates
                        Amount                                    October 31,
                        ------                                    -----------
                   $   159,533                                       2003
                     6,451,242                                       2004
                     6,742,150                                       2005
                    35,721,348                                       2006
                     2,676,279                                       2007

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies, foreign currencies, losses deferred due to wash sales and excise tax regulations.

At October 31, 1999, the Fund reclassified $531,223, $546,871 and $(1,078,094)
between paid in capital, undistributed net investment income and accumulated undistributed net realized gain (loss), respectively. These reclassifications had no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency contract transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

NOTE 3 - INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Trust has entered into an investment advisory agreement with SIMNA. Under this agreement, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. Prior to June 1, 1999, the Fund invested all its assets in the Portfolio, which had retained Schroder Capital Management International Inc. ("SCMI") to act as investment adviser pursuant to an Investment Advisory Agreement and was also at the annual rate of 1.00% of the Portfolio's average net assets..

Until July 1, 1999, SCMI served as investment adviser to the Fund. On that date, SCMI merged into SIMNA, a newly organized Delaware corporation. SCMI and SIMNA are both wholly owned subsidiaries of Schroder U.S. Holdings Inc.

The administrator of the Trust is Schroder Fund Advisors Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.10% of the average daily net assets of the Fund. Prior to June 1, 1999, Schroder Advisors was entitled to receive compensation at an annual rate, payable monthly,

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999

of 0.05% of the Fund's average daily net assets. Schroder Advisors also received fees from the Portfolio for providing administrative services at an annual rate of 0.05% of the Portfolio's average daily net assets. In addition, effective June 1, 1999, the Trust has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under that Agreement, the Fund, together with other mutual funds managed by SIMNA and certain related entities, pays fees to State Street based on the combined average daily net assets of all of the funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements. Prior to June 1, 1999, the Fund paid subadministration fees to Forum Administrative Services, LLC ("FAdS") at an annual rate of 0.05% of the average daily net assets of the Fund.

In order to limit the Fund's expenses, SIMNA and Schroder Advisors are contractually obligated to reduce their compensation (and, if necessary, to pay certain other Fund expenses) until December 31, 1999, to the extent that the Fund's net expenses attributable to its Investor and Advisor shares exceed 1.45% and 1.70%, respectively (based on the Fund's average daily net assets). On June 1, 1999, SIMNA voluntarily reduced these to 1.18% and 1.43%, respectively, until further notice. For the year ended October 31, 1999, Schroder Advisors and Forum Shareholder Services, LLC waived fees of $7,163 and $7,000, respectively.

NOTE 4 - SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Service Plan (the "Plan") for its Advisor Shares under which Schroder Advisors, or other shareholder servicing organizations, provide administrative support services to shareholders of the Fund's Advisor Shares. Providing for, or arranging for, the provision of these shareholder services, Schroder Advisors receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. Schroder Advisors may pay shareholder servicing organizations for these services at an annual rate of up to 0.25%.

NOTE 5 - PURCHASE AND REDEMPTION FEES

Purchases and redemptions of Fund shares are subjected to a transaction fee of 0.50% of the amount invested and the net asset value redeemed, respectively. These charges are designed to cover the transaction costs that the Fund incurs (either directly or indirectly) as a result of its investment in, or sale of, portfolio securities. These charges, which are not sales charges, are retained by the Fund and not paid to Schroder Advisors or any other entity. The purchase and redemption fees are included in the Statements of Changes in Net Assets shares sold and shares redeemed amounts, respectively, and are included as part of Capital Paid-in on the Statement of Assets and Liabilities. The purchase and redemption fees paid to the Fund for each class were as follows:

                                         Investor Shares                   Advisor Shares
                                       ----------------------          -----------------------
         For the Year Ended            Purchase    Redemption          Purchase     Redemption
         ------------------            --------    ----------          --------     ----------
         October 31, 1999              $ 448,181   $123,972            $ 55,691       $13,440
         October 31, 1998                162,923    232,843              30,610        10,778

NOTE 6 - TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Trust pays no compensation to Trustees who are interested persons of the Trust, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., with the exception of Schroder Series Trust II, trustees who are not interested persons of the Trust, SIMNA or Schroder Fund Advisors Inc. will receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one year or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various Funds based on their relative net assets.

NOTE 7 - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of investments, excluding short-term securities for the Fund, for the period from June 1, 1999 to October 31, 1999 were $171,753,633 and $161,823,665, respectively.

At October 31, 1999, the identified cost for federal income tax purposes of investments owned by the Fund was $225,983,087 with net unrealized appreciation of $19,818,205. Gross unrealized appreciation and depreciation were $43,874,581 and $24,056,376, respectively.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
OCTOBER 31, 1999

NOTE 8 - SHAREHOLDER TRANSACTIONS

Following is a summary of shareholder transactions for the Fund:

                                            Year Ended                             Year Ended
                                         October 31, 1999                       October 31, 1998
                                      Shares         Dollars                 Shares          Dollars
                                      ----------------------                 -----------------------
INVESTOR SHARES
Shares sold *..................    8,380,380      $84,184,243              2,945,917      $32,111,369
Shares issued to shareholders in
reinvestment...................       33,627          310,385                 32,460          355,423
Shares redeemed *..............   (2,552,689)     (24,794,413)            (4,830,885)     (46,569,811)
                                  ----------      -----------             ----------      -----------
Net increase (decrease)........    5,861,318      $59,700,215             (1,852,508)    $(14,103,019)
                                   ---------      -----------             -----------    -------------
                                   ---------      -----------             -----------    -------------


                                            Year Ended                             Year Ended
                                         October 31, 1999                       October 31, 1998
                                      Shares         Dollars                 Shares          Dollars
                                      ----------------------                 -----------------------
ADVISOR SHARES
Shares sold *..................    1,018,456      $10,097,717                663,007       $6,379,884
Shares issued to shareholders in
reinvestment...................        4,849           39,323                  2,414           26,384
Shares redeemed *..............     (283,137)      (2,688,049)              (314,314)      (2,457,177)
                                    --------        ---------               --------       ----------
Net increase...................      740,168       $7,448,991                351,107       $3,949,091
                                     -------       ----------                -------       ----------
                                     -------       ----------                -------       ----------

*  Includes purchase and redemption fees (Note 5).

NOTE 9 - CONCENTRATION OF RISK

The Fund's investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic events in these countries may have disruptive effects on the market prices of the Fund's investments.

For more complete risk disclosure, please refer to the Fund's current prospectus.

NOTE 10 - BENEFICIAL INTEREST

The Fund had 4 Investor and 2 Advisor shareholders owning beneficially or of record 81.79% and 96.6% of those classes of shares of the Fund, respectively.

NOTE 11 - FORWARD FOREIGN CURRENCY CONTRACTS

As of October 31, 1999, the Fund had open forward foreign currency contracts which contractually obligates the Fund to deliver currencies at a specified date as follows:

         Sold               Settlement Date             Cost                  Value        Depreciation
         ----               ---------------             ----                  -----        ------------
19,223,000 HKD*                  1/21/00              $2,408,686           $2,471,540        $(62,854)

*Hong Kong Dollars

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE (UNAUDITED)

The Fund has designated $91,200 as foreign tax credits for federal income tax purposes. These credits will affect only those shareholders of the Fund who are holders on the dividend record date in December 1999. Accordingly, shareholders will receive more detailed information along with their Form 1099-DIV in January 2000.

On December 13, 1999, the Fund made the following distributions to shareholders of record December 10, 1999:

                                                    INCOME DISTRIBUTIONS
CLASS                                                     PER SHARE
-----                                                     ---------
Investor Shares.......................                    $0.117814
Advisor Shares........................                     0.094652



--------------------------------------------------------------------------------

Report of Independent Accountants

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder Emerging Markets Fund Institutional Portfolio:

In our opinion, the accompanying statement of assets and liabilities including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder Emerging Markets Fund Institutional Portfolio (the "Fund") (a separately managed portfolio of Schroder Capital Funds (Delaware)) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




                                           PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 1999

INVESTMENT ADVISER
Schroder Investment Management North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY  10019


TRUSTEES
Nancy A. Curtin, CHAIRMAN
David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab


ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors, Inc.
787 Seventh Avenue, 34th Floor
New York, NY  10019


TRANSFER & SHAREHOLDER SERVICING AGENT
Boston Financial Data Services, Inc.

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

COUNSEL
Ropes & Gray



Schroder Emerging Markets Fund Institutional Portfolio
P.O. Box 8507
Boston, MA  02266
800-464-3108


--------------------------------------------------------------------------------
The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust.
--------------------------------------------------------------------------------